UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011 (November 11, 2011)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 430, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On November 11, 2011, ARCA biopharma, Inc. announced that two Gencaro (bucindolol hydrochloride) abstracts have been selected for oral presentation at the American Heart Association’s Scientific Sessions 2011, being held November 12-16, 2011 in Orlando, Florida and that ARCA’s CEO, Dr. Michael Bristow, has been selected as one of the invited speakers on the conference session, “Clinical Implications of Cardiovascular Pharmacogenomics.” The press release is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Gencaro™ Atrial Fibrillation and Pharmacogenetics Presentations At The American Heart Association Scientific Sessions 2011,” dated November 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2011

ARCA biopharma, Inc. (Registrant)

By:	/s/ Michael R. Bristow
	Name:	Michael R. Bristow, M.D., Ph.D.
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Gencaro™ Atrial Fibrillation and Pharmacogenetics Presentations At The American Heart Association Scientific Sessions 2011,” dated November 11, 2011.